Exhibit 10.05
2003 EMPLOYEES STOCK OPTION PLAN
OF
NETWORK SPECIALISTS, INCORPORATED
l. PURPOSE OF THE PLAN
     This Employees Stock Option Plan (the “Plan”) is intended as a performance incentive for officers, employees, consultants and other key persons of NETWORK SPECIALISTS, INCORPORATED (the “Company”) or its Subsidiaries (as hereinafter defined) to enable the persons to whom options are granted (the “Optionees”) to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of “incentive stock options” (“Incentive Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (“Nonqualified Options”). The term “Subsidiaries” includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.
2. ELIGIBILITY
     (a) Incentive Options may be granted only to officers or other full-time employees of the Company or its Subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its Subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board of Directors of the Company or its Subsidiaries (other than Directors serving on the Option Committee), and to consultants and other key persons who provide services to the Company or its Subsidiaries, and members of any scientific or other advisory boards of the Company or otherwise (regardless of whether they are also employees).
     (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of ten percent of the voting power of all outstanding capital stock of the Company, unless notwithstanding anything in this Plan to the contrary (i) the purchase price for stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the option by its terms is not exercisable more than 5 years from the date of grant thereof.
     (c) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

     (d) The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.
3. STOCK SUBJECT TO THE PLAN
     (a) The stock granted under the Plan, or subject to the options granted under the Plan, shall be shares of the Company’s authorized but unissued common stock, par value $.001 per share (the “Common Stock”). The total number of shares that may be issued under the Plan shall be 11,000,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section 7 hereof.
     (b) Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.
4. ADMINISTRATION
     (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an “incentive stock option” under the Code, such option shall be deemed to be a Nonqualified Option.
     (b) The Plan shall be administered by the Board of Directors or by a committee (the “Option Committee”) of not less than two directors of the Company appointed by the Board of Directors of the Company (the “Board of Directors”) for such term as the Board of Directors may determine. The Board of Directors may, from time to time, remove members from, or add members to, the Option Committee. The administrator of the Plan shall hereinafter be referred to as the “Plan Administrator”. In the event that the Plan Administrator is an Option Committee of the Board of Directors, none of the members of such Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that each member of the Option Committee shall be a “disinterested person” as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Action by the Option Committee shall require the affirmative vote of a majority of all its members. In the event that the Plan Administrator is the Board of Directors, and a member of the Board of Directors may be eligible, subject to the restrictions in Section 4, to participate in or receive or hold options under the Plan, no member of the Board of Directors or the Option Committee shall vote with respect to the granting of options hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options to directors, then any option granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

     With respect to grants made under the Plan to officers and directors of the Company who are subject to Section 16 of the Exchange Act, the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.
     (c) Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:
     (i) To determine from time to time the options to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of options granted under the Plan to such persons;
     (ii) To construe and interpret the Plan and grants thereunder and in its discretion have the authority: (A) to determine, upon review of relevant information, the fair market value of the Common Stock; (B) to determine the exercise price per share of stock options to be granted; (C) to determine the eligible participants to whom, and time or times at which, options shall be granted and the number of shares to be issuable upon exercise of each stock option; (D) to construe and interpret the Plan; (E) to prescribe, amend and rescind rules and regulations relating to the Plan; (F) to determine the terms and provisions of each grant (which need not be identical); and (G) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an option under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such grant shall, in the event the Board of Directors at the time such option is granted is not deemed to satisfy the requirement of Rule 16b-3(b)(2)(i) or (ii) promulgated under the Act, be subject to the approval of an auxiliary committee consisting of not less than two persons who qualify as “disinterested persons” within the meaning of Rule 16b-3(d)(3) promulgated under the Act. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and the Optionees; and
     (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.
5. DURATION OF THE PLAN
     The Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company, and upon the approvals, if required, of any other public authorities. The Plan shall remain in effect for a term of ten (l0) years from the date of adoption by the Board unless sooner terminated under Section 15 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Plan pursuant to Section 15 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Plan had not been amended or terminated.

6. OPTIONS
     Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Plan Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:
     (a) Expiration; Termination of Employment. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted. Except as otherwise determined by the Plan Administrator, either at the time an Option is granted or subsequent thereto, the following provisions shall govern the effect of an option holder’s termination of employment. In the event that an option holder ceases to be an officer, employee, consultant, advisory board member, or director of the Company or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any exercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; provided, however, that, if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an officer, employee, consultant, advisory board member or director of the Company or of any Subsidiary, any option granted to such person shall be exercisable for twelve (12) months after the date of permanent disability; but in no event after the expiration of the exercise period; provided that such option shall have previously vested (in whole or in part) prior to the date of such permanent disability and the exercise of such option is in no event made after the expiration of the option exercise period otherwise provided for. In the event of the death of an option holder while an officer, employee, consultant, advisory board member or director of the Company or any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Option Committee shall provide otherwise, in the event an option holder ceases to be an officer, employee, consultant, advisory board member or director of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.
     (b) Exercise. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised, if not immediately exercisable, is referred to herein as the “waiting period. “) At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (l) year nor more than ten (l0) years from the date of grant. (Any of such periods is referred to herein as the “exercise period”). Each option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Option Committee. The minimum number of shares with respect to which an option may be exercised at any one time shall be one hundred (100) shares, or such lesser number as is subject to exercise under the option at the time. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.
     (c) Method of Exercise and Payment of Purchase Price
     (i) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 6(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the “Notice”).
     (ii) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (A) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the “Total Option Price”); (B) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the optionee may freely transfer, and has held for a period of at least six months, having a fair market value, determined by reference to the provisions of Section 6(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (C) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (C). Notwithstanding the foregoing, shares of Common Stock used in payment of the exercise price of an incentive option must have been held by the Optionee for a minimum of six months prior to exercise.
     (iii) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of any option will be contingent upon the Company’s receipt of the Total Option Price and of any written representations from the Optionee required by the Option Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

     (d) Purchase Price. The purchase price per share of Common Stock subject to each option shall be determined by the Plan Administrator; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not less than the fair market value of the Common Stock on the date such Incentive Option is granted. In the case of a Non-Qualified Option, the purchase price per share of Common Stock subject to such Non-Qualified Option shall be such price as determined by the Plan Administrator. For the purposes of the Plan, the fair market value of the Common stock shall be determined in good faith by the Plan Administrator; provided (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System (“NMS”), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock or (iv) if no such quotes are available, the fair market value as determined by the Board of Directors.
     (e) Incentive Treatment. The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $l00,000 under all plans of the employer corporation or its Parent or Subsidiaries.
     (f) Purchase for Investment. The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 6(f) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted.
     (g) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors.
7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     (a) If the shares of the Company’s Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.
     (b) Adjustments under this Section 7 shall be determined by the Plan Administrator and such determinations shall be conclusive. The Plan Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.
8. ACCELERATION
     (a) Notwithstanding any contrary waiting period in any stock option agreement issued pursuant to the Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.
     (b) For purposes of this Section 8:
          (i) An “Approved Transaction” shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.
          (ii) A “Control Purchase” shall mean circumstances in which any person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the “beneficial owner” (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule l3d-3 in the case of rights to acquire the Company’s securities).
     (iii) A “Board Change” shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.
9. CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE
     (a) Nothing in the Plan or any Award made hereunder shall interfere with or limit in any way, the right of the Company or of any Subsidiary to terminate any Eligible Participant’s employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.
     (b) For purposes of the Plan, a transfer of a recipient of options hereunder from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting or exercise period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options or restricted shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.
l0. GENERAL RESTRICTION
     Each Award made under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.
11. RIGHTS OF OPTIONEES
     No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.
12. NONTRANSFERABILITY OF OPTIONS
     During a Participant’s lifetime, an option may be exercisable only by the Participant and options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, if applicable, the Plan Administrator may permit a recipient of a Nonqualified Option to (i) designate in writing during the Participant’s lifetime a Beneficiary to receive and exercise the Participant’s Nonqualified Options in the event of such Participant’s death or (ii) transfer a Nonqualified Option. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy of any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.
13. WITHHOLDING TAXES
     (a) Payment by Participant. Each Optionee shall, no later than the date as of which the value of any option granted hereunder or of any Common Stock issued upon the exercise of such option first becomes includable in the gross income of the participant for federal income tax purposes (the “Tax Date”), pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.
     (b) Payment in Shares. An Optionee may request permission to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an option exercise a number of shares with an aggregate fair market value that would satisfy the withholding amount due, or (ii)

transferring to the Company shares of Common Stock owned by the participant with an aggregate fair market value that would satisfy the withholding amount due. The following additional restrictions shall apply:
     (A) the election to satisfy tax withholding obligations in the manner permitted by this Section 11(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the Tax Date;
     (B) such election shall be irrevocable;
     (C) such election shall be subject to the approval of the Board of Directors, which approval may be withheld in its absolute discretion; and
     (D) such election shall not be made within six months of the date of grant of the option.
l4. NONEXCLUSIVITY OF THE PLAN
     Neither the adoption of the Plan by the Board of Directors nor any provision of the Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
15. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN
     The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in Sections 6, 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:
     (a) increase the number of shares of Common Stock as to which options may be granted under the Plan;
     (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;
     (c) change the minimum option exercise price;
     (d) increase the maximum term of options provided herein; or

     (e) otherwise materially increase the benefits accruing to participants under the Plan.
     Except as provided in Sections 5, 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.
Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Company, without the consent of the respective recipients, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.
16. LIMITATIONS ON EXERCISE.
     Notwithstanding anything to the contrary contained in the Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock received by the holder from the Company.
17. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW
     (a) The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Option Committee.
     (b) The Plan shall be governed by New Jersey law, except to the extent that such law is preempted by federal law.
     (c) Transactions under the Plan are intended to comply with Rule 16b-3 or any successor rule thereto promulgated under the Act. Any provision of the Plan or of any option agreement inconsistent with such compliance shall be inoperative and shall not affect the validity of the Plan or the availability of any exemption from Section 16(b) of the Act.
18. EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL
     The Plan shall become effective upon the date that it is approved by the Company’s Board of Directors, provided that the Plan is subject to the approval of the Plan by the Company’s stockholders on or before the first anniversary of the date that the Plan is approved by the Company’s Board of Directors. Options may be granted prior to such stockholder approvals, provided that no option granted under the Plan may be exercised until such stockholder approvals are obtained, and if such approvals are not obtained within such 12 month period, the Plan and all outstanding options shall terminate and be null and void.